UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

June 25, 2008

CHINA YINGXIA INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida	000-30790	65-0664961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

HARBIN YINGXIA INDUSTRIAL CO., LTD, NO.300, XIDAZHI STREET NANGANG, HARBIN HEILONGJIANG	150001
(Address of principal executive offices)	(Zip Code)

c/o American Union Securities 100 Wall Street 15th Floor New York, NY	10005
(Address of principal agent offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 232-0120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 25, 2008, Deng Lixue resigned as a director of the Company. We currently have a candidate to replace Mr. Deng on the board, but are actively seeking the necessary approvals including shareholder approval to fill the vacancy created by the resignation of Mr. Deng on the Board of Directors.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

    None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YINGXIA INTERNATIONAL, INC.

Date: June 30, 2008	By:	/s/ Yingxia Jiao
Yingxia Jiao
President and Chief Executive Officer

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